                                                              EXHIBIT 10.7


                                   GENUS, INC.


                         COMMON STOCK PURCHASE AGREEMENT
                                      WITH
                      BACHOW INVESTMENT PARTNERS, III, L.P.
                   PAUL S. BACHOW CO-INVESTMENT FUND, L.P. AND
                                 PAUL S. BACHOW


                                FEBRUARY 10, 1995

                                   GENUS, INC.

                         COMMON STOCK PURCHASE AGREEMENT



      This COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made as of February 10, 1995, by and among Genus, Inc. (the "Company"), a California corporation, and Bachow Investment Partners III, L.P., Paul S. Bachow Co-Investment Fund, L.P., Paul S. Bachow and their nominees (collectively, the "Purchaser").

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

      SECTION 1.  AGREEMENT TO SELL AND PURCHASE THE COMMON STOCK.

           (a) At the Closing (as defined in Section 2), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company upon the terms and conditions hereinafter set forth, 1,178,967 shares (the "Shares") of the Company's Common Stock (the "Common Stock") for an aggregate purchase price of $8,000,000 (the "Purchase Price").

           (b) This Agreement and the respective obligations of the Purchaser and the Company hereunder shall terminate if the Funding (as hereinafter defined) has not occurred by March 15, 1995 for any reason; provided, however, that such termination shall not excuse a material breach of this Agreement by either party prior to such termination.

      SECTION 2. CLOSING AND FUNDING. The closing of the purchase and sale of the Shares (the "Closing") shall occur at the law offices of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304-1050 (Telephone No. 415.493.9300; Facsimile No. 415.493.6811)
at 10:00 a.m. on February 17, 1995 (the "Closing Date"), or such later date as the Company and the Purchaser may agree, subject to the satisfaction (or waiver) of the conditions hereinafter set forth. At the Closing, the Company shall deliver to Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, as escrow agent (the "Escrow Agent"), one or more stock certificates (as requested by the Purchaser) registered in the name of the Purchaser, or in such name or names as may be designated by the Purchaser, representing the Shares. The Purchaser shall provide written instructions to the Company at least one day prior to the Closing specifying the name or names in which the certificate or certificates representing the Shares shall be registered.

      On or before March 13, 1995 (the "Funding Date"), the Purchaser shall deliver the Purchase Price to the Escrow Agent (the "Funding"). Upon receipt of the payment of the Purchase Price (by wire transfer and without interest or abatement), the Escrow Agent shall deliver to the Purchaser via overnight courier one or more stock certificates (as requested by the Purchaser) registered in the name of the Purchaser, or in such name or name as has been designated by the Purchaser, representing the Shares.

      SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchaser as of the Closing Date as follows:

      3.1 ORGANIZATION. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on the condition (financial or otherwise), assets, business, business prospects or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

      3.2  SUBSIDIARIES.  All of the Company's subsidiaries (the
"Subsidiaries") are listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1993 (the "Form 10-K"). Each of the Company's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own and lease its properties, and to carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations make such qualification, registration or licensing necessary, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect. The Company owns, directly or indirectly, all of the outstanding shares of capital stock of each of its Subsidiaries free of any lien, restriction (other than restrictions generally applicable to securities under federal, provincial or state securities laws) or encumbrance, and said shares have been duly issued and are validly outstanding.

      3.3 AUTHORITY. The Company has full corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by the Company and by the Purchaser, this Agreement shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereof may be limited by applicable securities laws and except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability hereof may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in any violation or breach of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body or of the Company's articles of incorporation or bylaws or any material contract.

      3.4 ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares is not subject to preemptive or any other similar rights of the shareholders of the Company or any liens or encumbrances or other restrictions except as arising hereunder.

      3.5 PRIVATE PLACEMENT OFFERING MEMORANDUM; SEC DOCUMENTS; FINANCIAL STATEMENT. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable. Neither the Company's Private Placement Offering Memorandum dated December 1994 (the "Memorandum") nor any of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

      3.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Registration Statement (as hereinafter defined) all amendments thereto with the SEC as contemplated by Section 6 of this Agreement and (c) the filing of The Nasdaq National Market Notification Form with The Nasdaq National Market and Form 10-C with the SEC.

      3.7 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since the respective dates as of which the information is disclosed therein, there have not been any changes in the assets, liabilities, financial condition, business prospects or operations of the Company from that reflected in the SEC Documents, the Financial Statements and the Memorandum, except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

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      3.8  INTELLECTUAL PROPERTY.  Each of the Company and its Subsidiaries
owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, copyrights, licenses and know-how or similar rights described or referred to in the Memorandum as owned or used by it or that are necessary for the conduct of its business (as now conducted and as proposed to be conducted) as described in the Memorandum; neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret, copyright, license or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

      3.9 AUTHORIZED CAPITAL STOCK. At February 2, 1995, the authorized capital stock of the Company consisted of 20,000,000 shares of Common Stock, no par value, and 2,000,000 shares of Preferred stock, no par value, of which, 12,833,495 shares of Common Stock (subject only to subsequent issuances pursuant to the exercise of stock options outstanding on February 2, 1995) and no shares of Preferred Stock were outstanding. Subsequent to February 2, 1995, the Company has entered into stock purchase agreements to sell $9.5 million of Common Stock (excluding the Shares to be purchased hereunder) for $6.99 per share.

      3.10 LITIGATION. There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties (including, without limitation, intellectual property rights) or assets before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision that (a) could have a Material Adverse Effect or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

      3.11 USE OF PROCEEDS. The Company will apply the net proceeds from the sale of the shares in the manner set forth in the Memorandum.


      SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

      4.1 ACCREDITED INVESTOR. Based solely on the representations and warranties received from its investors, which the Purchaser has no reason to believe are inaccurate, the Purchaser is an "accredited investor" within the meaning of Rule 501(a)(8) of the Securities Act.

      4.2 INVESTMENT REPRESENTATIONS. The Purchaser is aware that the Shares have not been registered under the Securities Act or any applicable state securities laws, and agrees that the Shares will not be offered or sold in the absence of registration under the Securities Act and any applicable state securities laws or an exemption from the registration requirements of the Securities Act and any applicable state securities laws.

      The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of
Section 4(2) and/or Section 4(6) of the Securities Act and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Agreement and the Company may rely on such representations, warranties and agreements in connection therewith. Assuming the Company is in compliance with its obligations under this Agreement, the Purchaser will not transfer the Shares in violation of the provisions of any applicable federal or state securities laws.

      The Purchaser is acquiring the Shares for its own account and for investment, and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Shares except in compliance with the Securities Act. The Purchaser represents that by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in the Shares, such Purchaser together with such advisers have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment. The Purchaser's financial condition and investments are such that it is in a financial position to hold the Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, its investment in the Shares.

      4.3 AUTHORITY. The Purchaser has full corporation, partnership or other right (as appropriate), power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement by the Purchaser and by the Company, this Agreement shall constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereof may be limited by applicable securities laws and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      4.4 PURCHASER REVIEW. The Purchaser has carefully read the Memorandum and the SEC Documents. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company and the Shares. In evaluating the suitability of the acquisition of the Shares hereunder, the Purchaser has not relied upon any representations or other information provided by the Company (whether oral or written) other than as set forth in the SEC Documents, the Memorandum or as contained herein. The foregoing sentences of this Section 4.4 shall not affect the Purchaser's rights hereunder arising from a breach by the Company of any representation, warranty or covenant.

      SECTION 5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

      SECTION 6.  AFFIRMATIVE COVENANTS OF THE COMPANY.

      6.1  REGISTRATION REQUIREMENTS.

           (a) Before February 17, 1996, the Company shall prepare and file a registration statement on Form S-3 (or other applicable form) with the SEC under the Securities Act to register the resale of the Shares by the Purchaser (the "Registration Statement"). After the Registration Statement has been filed, the Company will use its diligent efforts to have the Registration Statement declared effective as soon as possible.

           (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and the Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by the Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for the Purchaser.

           (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) February 16, 1998, (B) such date as all of the Shares have been resold by the Purchaser or (C) such time as all of the Shares held by the Purchaser can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder ("Rule 144"); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Purchaser from time to time may reasonably request; (iv) cause all Shares registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by the Purchaser, provided as to Clause (B), however, that the Company shall not be required to qualify to do business or generally consent to service of process in any state in which it is not now or at the relevant time in the future so qualified or has not so consented.

           (d) The Company shall furnish to the Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by the Purchaser.

           (e) With a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Shares to the public without registration or pursuant to a registration statement on Form S-3 (or other applicable form), the Company covenants and agrees to: (i) make and keep public information available as those terms are understood and defined in Rule 144, until such date as all of the Shares shall have been resold by the Purchaser; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to a registration statement on Form S-3 (or other applicable form).

           (f) The undersigned acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Company agrees to use diligent efforts to avoid suspensions of the use of the prospectus forming a part of the Registration Statement and to limit the periods of such suspensions to the shortest time possible. The undersigned hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the undersigned notice of the suspension of the use of said prospectus and ending at the time the Company gives the undersigned notice that the undersigned may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended. In the event of any suspension of use of a Registration Statement pursuant to this paragraph, the time period during which the Company is obligated to maintain the effectiveness of such Registration Statement pursuant to this

Agreement shall be tolled for the duration of the period during which use of the Registration Statement was suspended.

      6.2  COMPANY REGISTRATION.

           (a) If between the Closing Date and the effective date of the Registration Statement contemplated by Section 6.1, the Company shall determine to register (or be required to register) any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a transaction under Rule 145 under the Securities Act, the Company will:

               (i)  promptly give to the Purchaser written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by the Purchaser.

           (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to paragraph 6.2(a)(i). In such event the right of the Purchaser to registration pursuant to this paragraph 6.2 shall be conditioned upon the Purchaser's participation in such underwriting and the inclusion of Shares in the underwriting to the extent provided herein. The Purchaser shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

           Notwithstanding any other provision of this paragraph 6.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Shares on a pro rata basis with the shares to be offered by other selling shareholders in such offering or exclude all shares to be sold by selling stockholders from the offering.

           If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

      6.3 BOARD NOMINATION. The Board of Directors shall amend the bylaws of the Company to increase the number of authorized directors from four to five and, within 48 hours after the Funding Date, appoint a representative of the Purchaser to fill such vacancy until the next annual meeting of shareholders. The Company shall nominate for director at the next annual shareholders meeting one person designated by the Purchaser. At all times during which the Purchaser (alone or together with its affiliates) continues to beneficially own at least 66-2/3% of the Shares, the Company shall cause a designee of the Purchaser to be nominated for election to the Board of Directors and, in the event Purchaser's representative is not so elected, the Purchaser shall have the right, for so long as the Purchaser (alone or together with its affiliates) continues to own at least 25% of the Shares to attend (as a non-voting observer) all meetings of the Board of Directors of the Company. The Purchaser shall provide the Company with written notice within three business days after the Purchaser beneficially owns less than 66-2/3% of the Shares. Upon receipt of such notice, the Company may request the representative of the Purchaser then serving on the Board of Directors to immediately resign and, if so requested, such representative shall resign immediately. In the event that, for whatever reason, the Company fails to nominate the Purchaser's representative for election to the Board of Directors during any period in which the Purchaser is entitled by the terms of this Agreement to require such nomination, then the Company shall grant to the Purchaser an immediately vested stock option to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $10.00 per share, providing for a term of five years, cashless exercise and for appropriate adjustment in accordance with the practice of the Company. In the event that, for whatever reason, the representative designated by the Purchaser is unable to serve as a member of the Board of Directors, the Company agrees to replace such Board member (or nominee, if appropriate) with another representative designated by the Purchaser.

      6.4 D&O INSURANCE. The Company shall at all times, during the period a representative of the Purchaser is a member of the Company's Board of Directors, maintain director and officer insurance policies containing claims made and tail coverage with a minimum policy limit of $5,000,000 and with other terms and conditions as are normal and customary for companies of similar size and business as the Company.

      6.5  OUT-OF-POCKET EXPENSES.  The Company shall reimburse the
Purchaser for all reasonable out-of-pocket expenses incurred by the Purchaser for activities requested by and performed on behalf of the Company.

      6.6 FINANCIAL INFORMATION. The Company will mail the following reports to the Purchaser until the Purchaser transfers, assigns or sells the Shares purchased by the Purchaser pursuant to this Agreement.

           (a) Within one hundred (100) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

           (b) Within fifty-five (55) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its quarterly Report on Form 10-Q.

           (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K.

       6.7 INDEMNIFICATION AND CONTRIBUTION

           (a) The Company agrees to indemnify and hold harmless the Purchaser (and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, claims, damages, liabilities and expenses (or actions or proceedings in respect thereof) to which the Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse the Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 7.3 hereof, or (iii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

           (b) The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, provided, however, that the Purchaser shall not be liable in any such case for any untrue statement included in any prospectus which statement has been corrected, in writing, by the Purchaser and delivered to the Company before the sale from which such loss occurred, (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 7.3 hereof, or (iii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser, and the Purchaser will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

           (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.7, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. No indemnification provided for in Section 6.7(a) or 6.7(b) shall be available to any party who shall fail to give notice as provided in this Section 6.7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or indemnification otherwise than under this Section.

           (d) If the indemnification provided for in this Section 6.7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceeding in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other hand, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if any contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchaser were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's obligations in this subsection
(d) to contribute are several in proportion to their respective sales of Shares to which such loss relates, and not joint.

           (e) The obligations of the Company and the Purchaser under this
Section 6.7 shall be in addition to any liability which the Company and the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or the Purchaser within the meaning of the Securities Act.

      6.8 SUBSEQUENT ACTIONS. The Company covenants to make all filings required by the securities and blue sky laws in the states in which Shares are offered and/or sold and to file the Nasdaq National Market Notification Form with The Nasdaq National Market and the Form 10-C with the SEC.


      SECTION 7. RESTRICTIONS ON TRANSFERABILITY OF SHARES; COMPLIANCE WITH Securities Act; Covenants of Purchaser.


      7.1 RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be transferable in the absence of an effective registration statement under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

      7.2 RESTRICTIVE LEGEND. The certificate or certificates representing the Shares shall bear the following legend restricting transfer:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE."

The certificate shall also include any legend required by any applicable state securities laws.

      7.3 TRANSFER OF SHARES AFTER REGISTRATION. The Purchaser hereby covenants with the Company not to make any sale of the Shares except (i) in accordance with the Registration Statement, in which case the Purchaser covenants to comply with the requirement of delivering a current prospectus,
(ii) in the case of a transfer under Rule 144, in accordance with Rule 144, in which case the Purchaser covenants to comply with Rule 144 or (iii) in any other case, in accordance with Section 4(1) under the Securities Act or in any other transaction not requiring registration under the Securities Act. Purchaser further acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the Company's transfer agent evidencing such Shares is accompanied by a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as EXHIBIT A.

      7.4 PURCHASER INFORMATION. The Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or the Purchaser's "Plan of Distribution."

      7.5 PAYMENT OF PURCHASE PRICE. The Purchaser and the Company hereby covenant and agree with each other that, upon satisfaction of the conditions to Closing set forth in Sections 8 and 9 hereof, there shall be no additional conditions to be satisfied on the part of the parties hereto (other than the passage of time from the Closing Date to the Funding Date) with respect to the Purchaser's obligation to deposit the Purchase Price with the Escrow Agent on the Funding Date or the Escrow Agent's obligation to deliver the stock certificate or certificates evidencing the Shares to the Purchaser after receipt of such Purchase Price.

      7.6 ONE YEAR LOCK-UP. Without the prior written consent of the Company, the Purchaser will not offer, sell, or otherwise dispose of any of the Shares prior to February 17, 1996, other than (i) pursuant to a Company registration in accordance with Section 6.2 hereof, (ii) pursuant to a merger, tender offer or other change of control transaction approved by the Board of Directors or the shareholders of the Company or not actively opposed by the Board of Directors, (iii) in the event of a material adverse change in the business, financial condition or results of operations of the Company and its Subsidiaries considered as one enterprise, or (iv) in the event that more than two management shareholders sell more than 25% of the shares of Common Stock (including vested stock options) then held by them prior to February 17, 1996, in which case the Purchaser shall be released from this lock-up provision with respect to that percentage of the Shares equal to the highest percentage sold by any such management shareholder. For purposes of this provision, "management shareholders" shall consist of William W.R. Elder, Todd S. Myhre, Bill Cole, Kevin Conlan, John Aldeborgh and James Burns.

      SECTION 8. CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligation of the Purchaser to purchase the Shares set forth on the signature page hereof at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the
Purchaser:

      8.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

      8.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      8.3  MINIMUM AGGREGATE INVESTMENT.  [Deliberately omitted.]

      8.4 DELIVERY OF SHARES TO ESCROW AGENT. The Company shall have delivered to the Escrow Agent one or more stock certificates registered in the name of the Purchaser (in such denominations requested by the Purchaser), or in such name or names as may be designated by the Purchaser, representing the Shares.

      8.5 OPINION OF COMPANY'S COUNSEL. The Purchaser shall have received at the Closing from Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel to the Company, an opinion in form and substance reasonably satisfactory to the Purchaser and their counsel.

      8.6 NO PROHIBITION. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement or any law, rule or regulation prohibiting or restricting such transactions, or requiring any consent or approval of any person which shall not have been obtained (except as otherwise provided in this Agreement).

      8.7 PLACEMENT AGENT AGREEMENT. The Company shall have complied with its obligations under its engagement letter agreement with the Placement Agent.

      8.8 COMPLIANCE CERTIFICATE. The Company shall have delivered to each of the Purchaser a certificate executed on behalf of the Company by its Chief Executive Officer and dated the Closing Date, certifying to the fulfillment of the conditions specified in Sections 8.1 and 8.2.

      8.9 COMPLIANCE WITH SECURITIES LAWS. The offering, issuance and sale of the Shares under this Agreement shall have complied with all applicable requirements of federal securities laws and the Purchaser shall have received evidence, if any, of such compliance in form and substance satisfactory to the Purchaser.

      8.10 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings contemplated by this Agreement shall be satisfactory to the Purchaser and such Purchaser's counsel, and the Purchaser and such Purchaser's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or such Purchaser's counsel may reasonably request.

      SECTION 9. CONDITIONS TO OBLIGATIONS OF COMPANY. The Company's obligation to issue and sell the Shares to the Purchaser at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any or all of which may be waived at the option of the Company:

      9.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

      9.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

      9.3  MINIMUM AGGREGATE INVESTMENT.  [Deliberately omitted.]

      9.4 NO PROHIBITION. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement, or any law, rule or regulation prohibiting or restricting such transactions, or requiring any consent or approval of any person which shall not have been obtained (except as otherwise provided in this Agreement).

      SECTION 10. PLACEMENT AGENT FEE. The Purchaser acknowledges that the Company has advised it that the Company intends to pay to the Placement Agent a fee in respect of this transaction. In addition to and not in limitation of any other rights hereunder, the Company and the Subsidiaries agree that they will indemnify and hold harmless the Purchaser from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions and any and all liabilities with respect to any taxes (including interest and penalties) payable or incurred or alleged to have been incurred by the Company or any of its Subsidiaries or any person acting or alleged to have been acting on the Company's or such Subsidiary's behalf, in connection with this Agreement or the issuance or sale of the Shares; but this obligation shall not extend to any fees and commissions of any person (other than the Placement Agent) whose services have been procured by the Purchaser unless the Company separately acknowledges such obligation in writing.

      SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given when sent both by telecopy/facsimile (unless the addressee has not provided a valid telecopy/facsimile number for such purpose) and either first class mail, postage prepaid, or next-day delivery service:

           (a) if to the Company, to Genus, Inc., 1139 Karlstad Avenue, Sunnyvale, CA 94089, Attention: Todd S. Myhre, President, telecopy/facsimile number (408) 747-7198 with a copy to Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA 94304-1050,
Attention:  Steven L. Berson, telecopy/facsimile number (415) 496-

4088, or to such other person at such other place as the Company shall designate to the Purchaser in writing;

           (b) if to the Purchaser, at its telecopy/facsimile number and address as set forth on the signature page to this Agreement, or at such other telecopy/facsimile number and address as may have been furnished to the Company in writing; or

           (c) if to any transferee or transferees of the Purchaser, at such telecopy/facsimile number and address as shall have been furnished by such transferee or transferees to the Company in writing.

      SECTION 12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

      SECTION 13. AMENDMENTS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and by the Purchaser.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      SECTION 14. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      SECTION 15. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      SECTION 16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without regard to conflict of laws principles) and the United States of America.

      SECTION 17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

      SECTION 18. EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated; provided, however, if the Closing is effected, the Company shall, upon receipt of a bill therefor, reimburse the reasonable fees of special counsel for the Purchaser, not to exceed $10,000.

      SECTION 19. PUBLICITY. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.

                                              GENUS, INC.

                                              By ______________________________

                                              Its _____________________________

                                              PURCHASER


Name of Purchaser:                 BACHOW INVESTMENT PARTNERS, III, L.P.

Name of Individual
representing Purchaser:            Paul S. Bachow

Title of Individual
representing Purchaser:            President of Bala Equity, Inc., general
                                   partner of Bala Equity Partners, L.P.,
                                   general partner of Bachow Investment
                                   Partners, III, L.P.

Signature by:                      BACHOW INVESTMENT PARTNERS, III, L.P.
                                     By:  Bala Equity Partners, L.P., its
                                          general partner
                                         By:  Bala Equity, Inc., its general
                                              partner



                                              By:/s/ Paul S. Bachow
                                                 ------------------------------
                                                 Paul S. Bachow, President

Address:                           3 Bala Plaza East
                                   Suite 502
                                   Bala Cynwyd, PA  19004


Telephone:                         (610) 660-4900
Facsimile:                         (610) 660-4930


AGGREGATE PURCHASE PRICE:          $6,700,000.00


NAME IN WHICH SHARES ARE
TO BE REGISTERED:                  BACHOW INVESTMENT PARTNERS, III, L.P.

                                              PURCHASER


Name of Purchaser:                 PAUL S. BACHOW CO-INVESTMENT FUND, L.P.

Name of Individual
representing Purchaser:            Paul S. Bachow

Title of Individual
representing Purchaser:            President of Bachow Co-Investment, Inc.
                                   general partner of Bachow Co-Investment,
                                   L.P., general partner of Paul S. Bachow
                                   Co-Investment Fund, L.P.

Signature by:                      PAUL S. BACHOW CO-INVESTMENT FUND, L.P.
                                     By:  Bachow Co-Investment Fund, L.P., its
                                          general partner
                                         By:  Bachow Co-Investment, Inc., its
                                              general partner



                                              By:/s/ Paul S. Bachow
                                                 ------------------------------
                                                 Paul S. Bachow, President

Address:                           3 Bala Plaza East
                                   Suite 502
                                   Bala Cynwyd, PA  19004


Telephone:                         (610) 660-4900
Facsimile:                         (610) 660-4930


AGGREGATE PURCHASE PRICE:          $892,157.00


NAME IN WHICH SHARES ARE
TO BE REGISTERED:                  PAUL S. BACHOW CO-INVESTMENT FUND, L.P.

                                              PURCHASER


Name of Purchaser:                 PAUL S. BACHOW


Signature by:                      /s/ Paul S. Bachow
                                   --------------------------------
                                   Paul S. Bachow

Address:                           3 Bala Plaza East
                                   Suite 502
                                   Bala Cynwyd, PA  19004


Telephone:                         (610) 660-4900
Facsimile:                         (610) 660-4930


AGGREGATE PURCHASE PRICE:          $407,843.00
                                   -----------------------------------

NAME IN WHICH SHARES ARE
TO BE REGISTERED:                  PAUL S. BACHOW

                                    EXHIBIT A


                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE


To:   [Transfer Agent]

      The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that

________________________________________________________________________________
                           [Fill in name of Purchaser]

institution was the Purchaser of the shares evidenced by the attached certificate, and as such, proposes to transfer such shares on or about

_________________ either (i) in accordance with the registration statement, file number ___ in which case the Purchaser certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with such sale, (ii) in accordance with Rule 144 ("Rule 144")

under the Securities Act of 1933, as amended (the "Securities Act"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144 or (iii) in accordance with Section 4(1) (or other applicable exemption) under the Securities Act, in which case the Purchaser certifies that it has obtained an opinion of counsel stating that such sale is exempt from the registration and prospectus delivery requirements of the

Securities Act.

Print or type:


      Name of Purchaser:                ________________________________________

      Name of Individual
        representing
        Purchaser (if an
        Institution):                   ________________________________________

      Title of Individual
        representing
        Purchaser (if an
        Institution):                   ________________________________________


Signature by:

      Purchaser or
      Individual repre-
      senting Purchaser:                ________________________________________

                                     WAIVER

     A. Bachow Investment Partners III, L.P., Paul S. Bachow Co-Investment Fund, L.P., Paul S. Bachow and their nominees (collectively "Bachow") and Genus, Inc. (the "Company") have entered into a Common Stock Purchase Agreement dated February 10, 1995 (the "Bachow Stock Purchase Agreement"), pursuant to which Bachow has agreed to purchase shares of the Common Stock (the "Common Stock") of the Company with an aggregate purchase price of approximately $8 million (the "Transaction"); and

     B. As of February 8, 1995, the Company had entered into separate Common Stock Purchase Agreements (the "Other Stock Purchase Agreements") dated such date with several other purchasers (the "Other Purchasers") covering the sale and purchase of Common Stock with an aggregate purchase price of approximately $10 million upon the terms and conditions set forth on the Term Sheet attached hereto (the "Term Sheet"); and

     C. The Company desires to sell and Bachow desires to buy the Common Stock pursuant to the Bachow Stock Purchase Agreement notwithstanding the fact that the Company and the Other Purchasers intend to consummate sales and purchases of the Common Stock on terms that are different from and, in some cases more favorable than, the terms set forth in the Bachow Stock Purchase Agreement.

     For legal and adequate consideration, the receipt of which is hereby acknowledged, Bachow hereby agrees as follows:

     1. Bachow acknowledges that it is aware of all of the material terms and conditions of the proposed sale of Common Stock by the Company to the Other Purchasers pursuant to the Other Stock Purchase Agreements.

     2. Bachow understands and acknowledges that concurrently with this Transaction the Company intends to sell and issue to the Other Investors shares of Common Stock upon the terms and conditions set forth in the Term Sheet.

Date:  February 10, 1995

                    BACHOW INVESTMENT PARTNERS, III, L.P.
                         By:  Bala Equity Partners, L.P., its general partner
                              By:  Bala Equity, Inc., its general partner



                                   By:  /s/ Paul S. Bachow
                                      -----------------------------------------
                                        Paul S. Bachow, President

               PAUL S. BACHOW CO-INVESTMENT FUND, L.P.
                    By:  Bachow Co-Investment, L.P., its general partner
                         By:  Bachow Co-Investment, Inc., its general partner



                              By: /s/ Paul S. Bachow
                                 ----------------------------------------------
                                  Paul S. Bachow, President



                                  /s/ Paul S. Bachow
                                 ----------------------------------------------
                                  PAUL S. BACHOW